                                                                     EXHIBIT 4.1









                  WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE OF
                       ADVANTA BUSINESS CARD MASTER TRUST

                                     Issuer


                                       and



                              BANKERS TRUST COMPANY

                                Indenture Trustee




                                MASTER INDENTURE

                           Dated as of August 1, 2000

                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                      ACT OF 1939 AND INDENTURE PROVISIONS(1)

          Trust Indenture
            Act Section                                                               Indenture Section
            -----------                                                               -----------------
             310(a)(1)......................................................               6.11
                (a)(2)......................................................               6.11
                (a)(3)......................................................               6.10
                (a)(4)......................................................          Not Applicable
                (a)(5)......................................................               6.11
                (b).........................................................               6.08, 6.11
                (c).........................................................          Not Applicable
             311(a).........................................................               6.12
                (b).........................................................               6.12
                (c).........................................................          Not Applicable
             312(a).........................................................               7.01, 7.02(a)
                (b).........................................................               7.02(b)
                (c).........................................................               7.02(c)
             313(a).........................................................               7.04
                (b).........................................................               7.04
                (c).........................................................               7.03, 7.04
                (d).........................................................               7.04
             314(a).........................................................               3.09, 7.03(a)
                (b).........................................................               3.06
                (c)(1)......................................................               2.11, 8.09(c), 12.01(a)
                (c)(2)......................................................               2.11, 8.09(c), 12.01(a)
                (c)(3)......................................................               2.11, 8.09(c), 12.01(a)
                (d)(1)......................................................               2.11, 8.09(c), 12.01(b)
                (d)(2)......................................................          Not Applicable
                (d)(3)......................................................          Not Applicable
                (e).........................................................              12.01(a)
             315(a).........................................................               6.01(b)
                (b).........................................................               6.02
                (c) ........................................................               6.01(c)
                (d) ........................................................               6.01(d)
                (d)(1) .....................................................               6.01(d)
                (d)(2) .....................................................               6.01(d)
                (d)(3) .....................................................               6.01(d)
                (e) ........................................................               5.14
             316(a)(1)(A)...................................................               5.12
             316(a)(1)(B)...................................................               5.13
             316(a)(2)......................................................          Not Applicable
             316(b).........................................................               5.08
             317(a)(1)......................................................               5.04
             317(a)(2)......................................................               5.04(d)
             317(b).........................................................               5.04(a)
             318(a).........................................................              12.07




(1) This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

TABLE OF CONTENTS
(Continued)

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
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                                TABLE OF CONTENTS
         ARTICLE I DEFINITIONS......................................................................            -2-
                  Section 1.01.     Definitions.....................................................            -2-
                  Section 1.02.     Other Definitional Provisions...................................           -15-

         ARTICLE II THE NOTES.......................................................................           -17-
                  Section 2.01.     Form Generally..................................................           -17-
                  Section 2.02.     Denominations...................................................           -17-
                  Section 2.03.     Execution, Authentication and Delivery..........................           -17-
                  Section 2.04.     Authenticating Agent............................................           -18-
                  Section 2.05.     Registration of and Limitations on Transfer and Exchange of
                                    Notes...........................................................           -19-
                  Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes......................           -21-
                  Section 2.07.     Persons Deemed Owners...........................................           -21-
                  Section 2.08.     Appointment of Paying Agent.....................................           -22-
                  Section 2.09.     [Reserved]......................................................           -22-
                  Section 2.10.     Cancellation....................................................           -22-
                  Section 2.11.     Release of Collateral...........................................           -23-
                  Section 2.12.     Issuances of New Series.........................................           -23-
                  Section 2.13.     Issuances of Additional Notes...................................           -24-
                  Section 2.14.     Book-Entry Notes................................................           -26-
                  Section 2.15.     Notices to Clearing Agency or Foreign Clearing Agency...........           -27-
                  Section 2.16.     Definitive Notes................................................           -27-
                  Section 2.17.     Global Note.....................................................           -28-
                  Section 2.18.     Meetings of Noteholders.........................................           -28-
                  Section 2.19.     Uncertificated Classes..........................................           -28-

         ARTICLE III REPRESENTATIONS AND COVENANTS OF ISSUER........................................           -29-
                  Section 3.01.     Payment of Principal and Interest...............................           -29-
                  Section 3.02.     Maintenance of Office or Agency.................................           -29-
                  Section 3.03.     Money for Note Payments to Be Held in Trust.....................           -29-
                  Section 3.04.     Existence.......................................................           -31-
                  Section 3.05.     Protection of Trust.............................................           -31-
                  Section 3.06.     Opinions as to Collateral.......................................           -31-
                  Section 3.07.     Performance of Obligations; Servicing of Receivables............           -32-
                  Section 3.08.     Negative Covenants..............................................           -34-
                  Section 3.09.     Statements as to Compliance.....................................           -34-
                  Section 3.10.     Issuer May Consolidate, Etc., Only on Certain Terms.............           -35-
                  Section 3.11.     Successor Substituted...........................................           -36-
                  Section 3.12.     No Other Business...............................................           -37-
                  Section 3.13.     [Reserved]......................................................           -37-
                  Section 3.14.     Servicer's Obligations..........................................           -37-

TABLE OF CONTENTS
(Continued)

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                  Section 3.15.     Investments.....................................................           -37-
                  Section 3.16.     Capital Expenditures............................................           -37-
                  Section 3.17.     Removal of Administrator........................................           -37-
                  Section 3.18.     Restricted Payments.............................................           -37-
                  Section 3.19.     Notice of Events of Default.....................................           -38-
                  Section 3.20.     Further Instruments and Acts....................................           -38-

         ARTICLE IV SATISFACTION AND DISCHARGE......................................................           -39-
                  Section 4.01.     Satisfaction and Discharge of this Indenture....................           -39-
                  Section 4.02.     Application of Trust Money......................................           -40-

         ARTICLE V PAY OUT EVENTS, DEFAULTS AND REMEDIES............................................           -41-
                  Section 5.01.     Pay Out Events..................................................           -41-
                  Section 5.02.     Events of Default...............................................           -41-
                  Section 5.03.     Acceleration of Maturity; Rescission and Annulment..............           -42-
                  Section 5.04.     Collection of Indebtedness and Suits for Enforcement by
                                    Indenture Trustee...............................................           -43-
                  Section 5.05.     Remedies; Priorities............................................           -45-
                  Section 5.06.     Optional Preservation of the Collateral.........................           -46-
                  Section 5.07.     Limitation on Suits.............................................           -47-
                  Section 5.08.     Unconditional Rights of Noteholders to Receive Principal and
                                    Interest........................................................           -47-
                  Section 5.09.     Restoration of Rights and Remedies..............................           -48-
                  Section 5.10.     Rights and Remedies Cumulative..................................           -48-
                  Section 5.11.     Delay or Omission Not Waiver....................................           -48-
                  Section 5.12.     Rights of Noteholders to Direct Indenture Trustee...............           -48-
                  Section 5.13.     Waiver of Past Defaults.........................................           -49-
                  Section 5.14.     Undertaking for Costs...........................................           -49-
                  Section 5.15.     Waiver of Stay or Extension Laws................................           -49-
                  Section 5.16.     Action on Notes.................................................           -50-

         ARTICLE VI THE INDENTURE TRUSTEE...........................................................           -51-
                  Section 6.01.     Duties of the Indenture Trustee.................................           -51-
                  Section 6.02.     Notice of Pay Out Event or Event of Default.....................           -53-
                  Section 6.03.     Rights of Indenture Trustee.....................................           -53-
                  Section 6.04.     Not Responsible for Recitals or Issuance of Notes...............           -54-
                  Section 6.05.     May Hold Notes..................................................           -54-
                  Section 6.06.     Money Held in Trust.............................................           -54-
                  Section 6.07.     Compensation, Reimbursement and Indemnification.................           -54-
                  Section 6.08.     Replacement of Indenture Trustee................................           -55-
                  Section 6.09.     Successor Indenture Trustee by Merger...........................           -56-
                  Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture
                                    Trustee.........................................................           -57-
                  Section 6.11.     Eligibility; Disqualification...................................           -58-
                  Section 6.12.     Preferential Collection of Claims Against.......................           -58-
                  Section 6.13.     Tax Returns.....................................................           -58-

TABLE OF CONTENTS
(Continued)

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                  Section 6.14.     Representations and Covenants of the Indenture Trustee..........           -59-
                  Section 6.15.     Custody of the Collateral.......................................           -59-

         ARTICLE VII  NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE
                           AND ISSUER...............................................................           -60-
                  Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of
                                    Noteholders.....................................................           -60-
                  Section 7.02.     Preservation of Information; Communications to Noteholders......           -60-
                  Section 7.03.     Reports by Issuer...............................................           -60-
                  Section 7.04.     Reports by Indenture Trustee....................................           -61-

         ARTICLE VIII ALLOCATION AND APPLICATION OF COLLECTIONS.....................................           -62-
                  Section 8.01.     Collection of Money.............................................           -62-
                  Section 8.02.     Rights of Noteholders...........................................           -62-
                  Section 8.03.     Establishment of Collection Account and Excess Funding
                                    Account.........................................................           -62-
                  Section 8.04.     Collections and Allocations.....................................           -65-
                  Section 8.05.     Shared Principal Collections....................................           -66-
                  Section 8.06.     Additional Withdrawals from the Collection Account..............           -66-
                  Section 8.07.     Allocation of Collateral to Series or Groups....................           -66-
                  Section 8.08.     Excess Finance Charge Collections...............................           -67-
                  Section 8.09.     Release of Collateral; Eligible Loan Documents..................           -67-
                  Section 8.10.     Opinion of Counsel..............................................           -68-

         ARTICLE IX DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS........................................           -69-

         ARTICLE X SUPPLEMENTAL INDENTURES..........................................................           -70-
                  Section 10.01.    Supplemental Indentures Without Consent of Noteholders..........           -70-
                  Section 10.02.    Supplemental Indentures with Consent of Noteholders.............           -71-
                  Section 10.03.    Execution of Supplemental Indentures............................           -73-
                  Section 10.04.    Effect of Supplemental Indenture................................           -73-
                  Section 10.05.    Conformity With Trust Indenture Act.............................           -73-
                  Section 10.06.    Reference in Notes to Supplemental Indentures...................           -73-

         ARTICLE XI TERMINATION.....................................................................           -73-
                  Section 11.01.    Termination of Trust............................................           -73-
                  Section 11.02.    Final Distribution..............................................           -74-
                  Section 11.03.    Issuer's Termination Rights.....................................           -74-
                  Section 11.04.    [Reserved]......................................................           -75-
         ARTICLE XII MISCELLANEOUS..................................................................           -76-
                  Section 12.01.    Compliance Certificates and Opinions etc........................           -76-
                  Section 12.02.    Form of Documents Delivered to Indenture Trustee................           -77-

TABLE OF CONTENTS
(Continued)

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
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
                  Section 12.03.    Acts of Noteholders.............................................           -78-
                  Section 12.04.    Notices, Etc. to Indenture Trustee and Issuer...................           -79-
                  Section 12.05.    Notices to Noteholders; Waiver..................................           -79-
                  Section 12.06.    Alternate Payment and Notice Provisions.........................           -80-
                  Section 12.07.    Conflict with Trust Indenture Act...............................           -80-
                  Section 12.08.    Effect of Headings and Table of Contents........................           -80-
                  Section 12.09.    Successors and Assigns..........................................           -80-
                  Section 12.10.    Separability....................................................           -80-
                  Section 12.11.    Benefits of Indenture...........................................           -81-
                  Section 12.12.    Legal Holidays..................................................           -81-
                  Section 12.13.    GOVERNING LAW...................................................           -81-
                  Section 12.14.    Counterparts....................................................           -81-
                  Section 12.15.    Trust Obligation................................................           -81-
                  Section 12.16.    No Petition.....................................................           -82-

         MASTER INDENTURE, dated as of August 1, 2000 (herein, as amended, modified or supplemented from time to time as permitted hereby, called the "Indenture"), between Wilmington Trust Company, as owner trustee of Advanta Business Card Master Trust, a common law trust formed under the laws of the State of Delaware (herein, together with its permitted successors and assigns, called the "Issuer" or the "Trust"), and Bankers Trust Company, a New York banking corporation, as indenture trustee (herein, together with its successors in the trusts hereunder, called the "Indenture Trustee"). This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X hereof (an "Indenture Supplement," and any Indenture Supplement together with this Indenture and amendments hereof collectively referred to as the "Agreement"). If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its asset backed notes (the "Notes") as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         Simultaneously with the delivery of this Indenture, the Issuer is entering into the Transfer and Servicing Agreement with Advanta Business Receivables Corp., a Nevada corporation, as Transferor (the "Transferor"), and Advanta Bank Corp., a Utah industrial loan corporation, as Servicer (in such capacity, the "Servicer"), pursuant to which (a) the Transferor will convey to the Issuer all of its right, title and interest in, to and under the Receivables, which the Transferor will have received from Advanta Bank Corp. or another Account Owner (in such capacity, each, a "Seller") pursuant to a Receivables Purchase Agreement and (b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

         Under each Receivables Purchase Agreement and the Transfer and Servicing Agreement, Receivables arising in the Accounts from time to time will be conveyed thereunder to the Issuer.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under: (a) the Receivables; (b) Interchange and Recoveries related to and all money, instruments, investment property and other property distributed or distributable in respect of (together with all earnings, dividends, distributions, income, issues, and profits relating to) the Receivables pursuant to the terms of the Transfer and Servicing Agreement, this Indenture and any Indenture Supplement; (c) all Eligible Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to or related to the Collection Account, the Series Accounts and the Excess Funding Account (including any subaccounts of such account), and in all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof

(including any accrued discount realized on liquidation of any investment purchased at a discount); (d) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to any Series Enhancement and the Transfer and Servicing Agreement (whether arising pursuant to the terms of such Series Enhancement or the Transfer and Servicing Agreement or otherwise available to the Issuer at law or in equity), including, without limitation, the rights of the Issuer to enforce such Series Enhancement or the Transfer and Servicing Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Series Enhancement or the Transfer and Servicing Agreement to the same extent as the Issuer could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders; (e) all proceeds of any credit insurance policies relating to the Receivables; (f) all proceeds of any derivative contracts between the Trust or any Transferor and a counterparty, as described in any Indenture Supplement; (g) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit belonging to the Issuer; (h) all other property of the Issuer; (i) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing; and (j) any proceeds of the foregoing, in each case, excluding the Transferor Interest (including, without limitation, all amounts payable to the Holders of any Certificates, pursuant to the terms of any Transaction Document) (collectively, the "Collateral").

                                LIMITED RECOURSE

         The obligation of the Issuer to make payments of principal of, interest on and other amounts in respect of, the Notes is limited by recourse only to the Collateral.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions.

         Whenever used in this Indenture, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         "ABC" shall mean Advanta Bank Corp., a Utah industrial loan corporation, and its successors and permitted assigns.

         "ABRC" shall mean Advanta Business Receivables Corp., a Nevada corporation, and its successors and permitted assigns.

         "Accumulation Period" shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are accumulated in an account for the benefit of the Noteholders of such Series or Class within such Series, which shall be the controlled accumulation period, the principal accumulation period, the early accumulation period, the optional accumulation period, the limited accumulation period or other accumulation period, in each case as defined with respect to such Series in the related Indenture Supplement.

         "Act" shall have the meaning specified in subsection 12.03(a).

         "Additional Issuance" shall have the meaning specified in subsection 2.13(a).

         "Adjusted Invested Amount" shall mean, as of any particular date of determination, the Invested Amount as of that date, minus the amount on deposit in the applicable Series Account, as described in any Indenture Supplement.

         "Administration Agreement" shall mean the Administration Agreement, dated as of August 1, 2000 between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

         "Administrator" shall mean ABC, or its permitted successors and assigns, or any successor Administrator under the Administration Agreement.

         "Adverse Effect" shall have the meaning specified in the Transfer and Servicing Agreement.

         "Aggregate Investor Percentage" shall mean, with respect to Principal Receivables, Finance Charge and Administrative Receivables and Defaulted Receivables, as the case may be, as of any date of determination, the sum of the Investor Percentages (as defined in the related Indenture Supplements) of all Series of Notes issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

         "Aggregate Series Enhancement Percentage" shall mean, with respect to Principal Receivables, Finance Charge and Administrative Receivables and Defaulted Receivables, as the case may be, as of any date of determination, the sum of the Series Enhancement Percentages (as defined in the related Indenture Supplements) of all Series of Notes issued and outstanding on such date of determination.

         "Agreement" shall mean this Master Indenture, as the same may be amended, supplemented or otherwise modified from time to time, including, with respect to any Series or Class, the related Indenture Supplement.

         "Amortization Period" shall mean, with respect to any Series, or any Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are distributed to Noteholders, which shall be the controlled amortization period, the principal amortization period, the early amortization period, the optional amortization period, the limited amortization period or other amortization period, in each case as defined with respect to such Series in the related Indenture Supplement.

         "Authorized Officer" shall mean:

         (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         (b) with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         (c) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Bearer Notes" shall have the meaning specified in Section 2.01.

         "Beneficial Owner" shall mean, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

         "Book-Entry Notes" shall mean beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13.

         "Class" shall mean, with respect to any Series, any one of the classes of Notes of that Series.

         "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and serving as clearing agency for a Series or Class of Book-Entry Notes.

         "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Clearstream" shall mean Clearstream Banking, societe anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

         "Closing Date" shall mean, with respect to any Series, the closing date specified in the related Indenture Supplement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral" shall have the meaning specified in the Granting Clause of this Indenture.

         "Collection Account" shall have the meaning specified in Section 8.03.

         "Commission" shall mean the Securities and Exchange Commission and its successors in interest.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Indenture is located at Four Albany Street, 10th Floor, New York, New York 10006 or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Transferor); provided that for the purposes of Section 3.02, the address of any such office shall be in the Borough of Manhattan, The City of New York.

         "Coupons" shall have the meaning specified in Section 2.01.

         "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" shall mean Notes in definitive, fully registered form.

         "Deposit Date" shall mean each day on which the Servicer deposits Collections in the Collection Account.

         "Determination Date" shall mean, unless otherwise specified in the Indenture Supplement for a particular Series, the third Business Day preceding the fifteenth day of each calendar month.

         "Dollars," "$" or "U.S. $" shall mean United States dollars.

         "DTC" shall mean The Depository Trust Company.

         "Eligible Institution" shall mean any depository institution (which may be the Owner Trustee or the Indenture Trustee) organized under the laws of the United States or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) has FDIC deposit insurance and (b) has (i) a long-term unsecured debt rating as required in each Indenture Supplement or (ii) a certificate of deposit rating as required in each Indenture Supplement. Notwithstanding the previous sentence, any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

         "Eligible Investments" shall mean the following securities, instruments, investments or other property, other than securities issued by or obligations of the Seller:

         (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof, or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be as required in each Indenture Supplement.

         (c) commercial paper or other short-term obligations having original or remaining maturities of no more than thirty (30) days, and having, at the time of the Trust's investment or contractual commitment to invest therein, a rating as required in each Indenture Supplement.

         (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Trust's investment therein, a rating as required in each Indenture Supplement.

         (e) notes or bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

         (f) money market funds having, at the time of the Trust's investment therein, a rating as required in an Indenture Supplement (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

         (g) time deposits (having maturities not later than the succeeding Payment Date) other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating as required in an Indenture Supplement. g13

         (h) any other investment of a type or rating that satisfies the Rating Agency Condition.

         "Enhancement Agreement" shall mean any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

         "Euroclear Operator" shall mean Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

         "Event of Default" shall have the meaning specified in Section 5.02.

         "Excess Allocation Series" shall mean a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive certain excess Collections of Finance Charge and Administrative Receivables, as more specifically set forth in such Indenture Supplement. If so specified in the Indenture Supplement for a Group of Series, each such Series may be an Excess Allocation Series only for the other Series in such Group.

         "Excess Finance Charge Collections" shall have the meaning specified in
Section 8.08.

         "Excess Funding Account" shall have the meaning set forth in Section 8.03.

         "Excess Funding Amount" shall mean the amount on deposit in the Excess Funding Account (other than interest and investment earnings).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Finance Charge Shortfalls" shall have the meaning specified in Section 8.08.

         "Foreclosure Certificate" shall have the meaning specified in the Trust Agreement.

         "Foreclosure Remedy" shall have the meaning specified in subsection 5.05(a)(iii).

         "Foreign Clearing Agency" shall mean Clearstream and the Euroclear Operator.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

         "Global Note" shall have the meaning specified in Section 2.17.

         "Grant" means to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Group" shall mean, with respect to any Series, the group of Series, if any, in which the related Indenture Supplement specifies such Series is to be included.

         "Indenture" shall mean this Master Indenture, dated as of August 1, 2000, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Indenture Supplement" shall mean, with respect to any Series, a supplement to this Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 10.01, and an amendment to this Indenture executed pursuant to Sections 10.01 or 10.02, and, in either case, including all amendments thereof and supplements thereto.

         "Indenture Trustee" shall mean Bankers Trust Company, a New York banking corporation, in its capacity as trustee under the Agreement, its successors in interest and any successor indenture trustee under the Agreement.

         "Independent" shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         "Indirect Participant" shall mean other Persons such as securities brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

         "Initial Invested Amount" shall have, with respect to any Series, the meaning set forth in the related Indenture Supplement.

         "Invested Amount" shall mean, with respect to any Series and for any date, an amount equal to the "Invested Amount" or "Adjusted Invested Amount," as applicable, specified in the related Indenture Supplement.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

         "Issuer" shall mean the Trust.

         "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Monthly Period" shall mean, with respect to each Payment Date, unless otherwise provided in an Indenture Supplement, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month; provided, however, that the initial Monthly Period with respect to any Series will commence on the Closing Date with respect to such Series.

         "New Issuance" shall have the meaning specified in subsection 2.12(a).

         "Note Interest Rate" shall mean, as of any particular date of determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

         "Note Owner" shall mean, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency).

         "Note Register" shall have the meaning specified in Section 2.05.

         "Noteholder" or "Holder" shall mean the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Bearer Note, Global Note, or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.

         "Notes" shall mean all Series of Notes issued by the Trust pursuant to this Indenture and the applicable Indenture Supplements.

         "Officer's Certificate" shall mean, unless otherwise specified in this Indenture, a certificate delivered to the Indenture Trustee signed by any Authorized Officer of the Issuer, Transferor, or Servicer, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01.

         "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Indenture Trustee; provided that a Tax Opinion shall be an opinion of nationally recognized tax counsel.

         "Outstanding" shall mean, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

         (i) Notes theretofore canceled by the Transfer Agent and Registrar or delivered to the Transfer Agent and Registrar for cancellation;

         (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

         (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York);

provided that in determining whether the Holders of Notes representing the requisite Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

         "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Paired Series" shall mean (i) each Series which has been paired with another Series (which Series may be prefunded or partially prefunded), such that the reduction of the Invested Amount or Adjusted Invested Amount of such Series results in the increase of the Invested Amount of such other Series, as described in the related Indenture Supplements, and (ii) such other Series.

         "Pay Out Event" shall mean, with respect to any Series, a Trust Pay Out Event or a Series Pay Out Event.

         "Paying Agent" shall mean any paying agent appointed pursuant to
Section 2.08 and shall initially be the Indenture Trustee; provided that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

         "Payment Date" shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.

         "Principal Sharing Series" shall mean a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive Shared Principal Collections. If so specified in the Indenture Supplements for a Group of Series, each such Series may be a Principal Sharing Series only for the other Series in such Group.

         "Principal Shortfalls" shall have the meaning specified in subsection 8.05.

         "Principal Terms" shall mean, with respect to any Series, (a) the name or designation; (b) the initial principal amount (or method for calculating such amount), the Invested Amount and the Required Transferor Interest; (c) the Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating Collections to Noteholders; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the Servicing Fee; (h) the terms of any form of Series Enhancements with respect thereto; (i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Transferor or remarketed to other investors; (j) the Series Termination Date; (k) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (l) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note or notes may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (m) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon;
(n) the priority of such Series with respect to any other Series; (o) whether such Series will be part of a Group; (p) whether such Series will be a Principal Sharing Series; (q) whether such Series will be an Excess Allocation Series; (r) whether such Series will or may be a Paired Series and the Series with which it will be paired, if applicable; and (t) any other terms of such Series.

         "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified Account" shall mean either (a) a segregated account with an Eligible Institution, or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

         "Rating Agency" shall mean, with respect to any outstanding Series or Class, each rating agency, as specified in the applicable Indenture Supplement, selected by the Transferor to rate the Notes of such Series or Class.

         "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which it is a Rating Agency.

         "Record Date" shall mean, with respect to any Payment Date, the Business Day preceding such Payment Date, unless otherwise specified for a Series in the related Indenture Supplement.

         "Redemption Date" shall mean, with respect to any Series, the date or dates specified in the related Indenture Supplement.

         "Registered Notes" shall have the meaning specified in Section 2.01.

         "Required Minimum Principal Balance" shall mean, as of any date of determination, for all Series (unless otherwise specified in the related Indenture Supplement for any Series which is a Paired Series) (i) the sum of the Invested Amounts, within the meaning of its usage in the definition of "Fixed Investor Percentage" as set forth in an Indenture Supplement, for all Series on such date, minus (ii) the amount on deposit in the Excess Funding Account.

         "Required Transferor Interest" shall mean, with respect to any date, an amount equal to the product of (i) the Required Transferor Percentage and (ii) the aggregate amount of Principal Receivables.

         "Required Transferor Percentage" shall mean 7%; provided, however, that the Transferor may reduce the Required Transferor Percentage upon (x) thirty
(30) days prior notice to the Indenture Trustee and each Rating Agency, (y) satisfaction of the Rating Agency Condition with respect thereto and (z) delivery to the Indenture Trustee of a certificate of a Vice President or more senior officer of the Transferor stating that the Transferor reasonably believes that such reduction will not, based on the facts known to such officer at the time of such certification, then or thereafter have an Adverse Effect; provided further that the Required Transferor Percentage shall not at any time be less than 2%.

         "Responsible Officer" shall mean, when used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee including any vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred at the Corporate Trust Office because of such officer's knowledge of and familiarity with the particular subject.

         "Revolving Period" shall have, with respect to each Series, the meaning specified in the related Indenture Supplement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Security Agreement" shall mean the Security Agreement, dated August 1, 2000, by ABC in favor of the Indenture Trustee, in trust for the benefit of all Noteholders and all Series Enhancers (excluding in each case any such Person that is an Affiliate of ABC).

         "Seller" shall mean any of ABC or another Account Owner, in its capacity as seller under a Receivables Purchase Agreement.

         "Series" shall mean any series of Notes issued pursuant to this Indenture and the related Indenture Supplement.

         "Series Account" shall mean any deposit, trust, securities escrow or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in any Indenture Supplement.

         "Series Enhancement" shall mean the rights and benefits provided to the Trust or the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, collateral interest, spread account, reserve account, cash collateral guaranty, insurance policy, tax protection agreement, interest rate swap agreement, interest rate cap agreement, cross support feature or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

         "Series Enhancer" shall mean the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) the Noteholders of any Series or Class which is subordinated to another Series or Class.

         "Series Issuance Date" shall mean, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with
Section 2.12 and the related Indenture Supplement.

         "Series Pay Out Event" shall have, with respect to any Series, the meaning specified pursuant to the related Indenture Supplement.

         "Series Termination Date" shall mean, with respect to any Series, the termination date for such Series specified in the related Indenture Supplement.

         "Servicer" shall have the meaning specified in the Transfer and Servicing Agreement.

         "Shared Finance Charge Collections" shall mean, with respect to any Payment Date, the aggregate amount for all outstanding Series that the related Indenture Supplements specify are to be treated as "Shared Finance Charge Collections" for such Payment Date.

         "Shared Principal Collections" shall have the meaning specified in subsection 8.05.

         "Tax Opinion" shall mean, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause the Trust to be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

         "Transaction Documents" shall mean, with respect to any Series of Notes, the Trust Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, this Indenture, the related Indenture Supplement, the Security Agreement, the Administration Agreement and such other documents and certificates delivered in connection therewith.

         "Transfer Agent and Registrar" shall have the meaning specified in
Section 2.05.

         "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of August 1, 2000, among the Transferor, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

         "Transfer Date" shall mean the Business Day immediately preceding each Payment Date.

         "Transferor" shall have the meaning specified in the Transfer and Servicing Agreement.

         "Transferor Interest" shall mean on any date of determination an amount equal to the difference between (a) the sum of (i) the aggregate balance of Principal Receivables at the end of the day immediately prior to such date of determination, plus (ii) the amount on deposit in the Excess Funding Account at the end of the day immediately prior to such date of determination, minus (b) the aggregated Adjusted Invested Amounts of all Series of Notes issued and outstanding on such date of determination.

         "Transferor Percentage" shall mean, on any date of determination, when used with respect to Principal Receivables, Finance Charge and Administrative Receivables and Defaulted Receivables, a percentage equal to 100%, minus the Aggregate Investor Percentage with respect to such category of Receivables, minus the Aggregate Series Enhancement Percentage with respect to such category of Receivables.

         "Trust" shall mean the Owner Trustee, acting as owner trustee of Advanta Business Card Master Trust or the Advanta Business Card Master Trust, as the context requires.

         "Trust Agreement" shall mean the Trust Agreement relating to the Trust, dated as of August 1, 2000, between ABRC and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

         "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended.

         "Trust Pay Out Event" shall have, with respect to each Series, the meaning specified in Section 5.01.

         "UCC" shall have the meaning specified in the Transfer and Servicing Agreement.

         Section 1.02. Other Definitional Provisions.

         (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Trust Agreement, the Transfer and Servicing Agreement or the related Indenture Supplement, as applicable.

         (b) All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such certificate or other document shall control.

         (d) Any reference to a Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

         (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

         (f) The words "hereof," "herein," "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "including" means "including without limitation."

         (g) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes

         "indenture security holder" means a Noteholder

         "indenture to be qualified" means this Indenture

         "indenture trustee" or "institutional trustee" means the Indenture Trustee

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

                               [END OF ARTICLE I]

                                   ARTICLE II

                                    THE NOTES

            Section 2.01. Form Generally.

            Any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, may be issued in bearer form (the "Bearer Notes") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Notes") and shall be in substantially the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

            The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

            Each Note will be dated the Closing Date and each Definitive Note will be dated as of the date of its authentication.

            Section 2.02. Denominations.

            Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Invested Amount for such Class or Series.

            Section 2.03. Execution, Authentication and Delivery.

            Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

            Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate and deliver such Notes at the written direction of an Authorized Officer of the Issuer as provided in this Indenture or the related Indenture Supplement and not otherwise.

            No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            Section 2.04. Authenticating Agent.

            (a) The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer and the Servicer.

            (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

            (c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer and the Servicer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Issuer and the Servicer.

            (d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section 2.04.

            (e) The provisions of Sections 6.01 and 6.04 shall be applicable to any authenticating agent.

            (f) Pursuant to an appointment made under this Section 2.04, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

"This is one of the Notes described in the within-mentioned Agreement.

__________________________

__________________________

as Authenticating Agent
for the Indenture Trustee

By: __________________________

"Authorized Signatory"

            Section 2.05. Registration of and Limitations on Transfer and Exchange of Notes.

            The Issuer shall cause to be kept a register (the "Note Register") in which the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the transfer agent and registrar (in such capacity, the "Transfer Agent and Registrar") for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

            If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Registrar and Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

            Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar, to be maintained as provided in Section 3.02, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

            At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

            All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Indenture Trustee may reasonably require.

            Any Note held by the Transferor at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Owner Trustee and the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

            The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

            No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

            All Notes surrendered for registration of transfer and exchange shall be canceled by the Issuer and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either. The Indenture Trustee shall destroy the Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Transferor. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of the Global Note exchanged for Definitive Notes.

            The preceding provisions of this Section 2.05 notwithstanding, the Issuer shall not be required to make, and Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of twenty (20) days preceding the due date for any payment with respect to the Note.

            If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Indenture Trustee shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

            Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes.

            If (a) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss, or theft there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Noteholders and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York), the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

            Upon the issuance of any replacement Note under this Section 2.06, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

            Every replacement Note issued pursuant to this Section 2.06 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of an obligation of the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 2.07. Persons Deemed Owners.

            Prior to due presentment for registration of transfer of any Note, the Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the Person in whose name any
Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by any notice to the contrary.

            Section 2.08. Appointment of Paying Agent.

            (a) The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Indenture Trustee as Paying Agent.

            If and so long as any Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Indenture Trustee will appoint a co-paying agent in Luxembourg or another European city. The Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

            Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Indenture Trustee.

            (b) The Indenture Trustee shall cause each Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of federal income taxes due from the Beneficial Owners.

            Section 2.09. [Reserved].

            Section 2.10. Cancellation.

            All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by a timely written order that they be returned to it.

            Section 2.11. Release of Collateral.

            Subject to Section 12.01, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Section 314(c) and 314(d) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

            Section 2.12. Issuances of New Series.

            (a) Pursuant to one or more Indenture Supplements, the Transferor may from time to time direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes (a "New Issuance"). The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on the Notes of all outstanding Series shall be paid on each Payment Date as specified in the Indenture Supplement relating to such outstanding Series. Principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.

            (b) On or before the Series Issuance Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Owner Trustee to execute, on behalf of the Issuer, the Notes of any Series and of the Indenture Trustee to authenticate such Notes (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions:

                  (i) on or before the fifth day immediately preceding the Series Issuance Date the Transferor shall have given the Owner Trustee, the Indenture Trustee, the Servicer and each Rating Agency written notice (unless such notice requirement is otherwise waived) of such issuance and the Series Issuance Date;

                  (ii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee any related Indenture Supplement, in form satisfactory to the Owner Trustee and the Indenture Trustee, executed by each party hereto (other than the Indenture Trustee);

                  (iii) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee any related Enhancement Agreement executed by the Transferor and the Series Enhancer;

                  (iv) the Rating Agency Condition shall have been satisfied with respect to such issuance;

                  (v) such issuance will not result in any Adverse Effect and the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the Series Issuance Date to the effect that the Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect;

                  (vi) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) (a) an Opinion of Counsel, dated the Series Issuance Date with respect to such issuance, to the effect that, except as otherwise stated in the related Indenture Supplement, the Notes of the new Series will be characterized as debt for federal income tax purposes and (b) a Tax Opinion, dated the Series Issuance Date with respect to such issuance; and

                  (vii) the aggregate amount of Principal Receivables theretofore conveyed to the Trust shall be greater than the Required Minimum Principal Balance and the Transferor Interest shall be greater than the Required Transferor Interest, each as of the Series Issuance Date and after giving effect to such issuance.

            (c) Upon satisfaction of the above conditions, pursuant to Section 2.03, the Owner Trustee, on behalf of the Issuer, shall execute and the Indenture Trustee shall authenticate and deliver the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement. Notwithstanding the provisions of this Section 2.12, prior to the execution of any Indenture Supplement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Indenture and any Indenture Supplement related to any outstanding Series. The Indenture Trustee may, but shall not be obligated to, enter into any such Indenture Supplement which adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture.

            (d) The Issuer may direct the Indenture Trustee in writing to deposit the net proceeds from any New Issuance in the Excess Funding Account. The Issuer may also specify that on any Transfer Date the proceeds from the sale of any new Series may be withdrawn from the Excess Funding Account and treated as Shared Principal Collections.

            Section 2.13. Issuances of Additional Notes.

            (a) If specified in the related Indenture Supplement for any Series, the Transferor may from time to time during the Revolving Period for such Series, subject to certain conditions described below, direct the Owner Trustee, on behalf of the Issuer, to issue additional Notes of such Series (each, an "Additional Issuance"). When issued, the additional Notes of each Class will be identical in all respects to the other outstanding Notes of that Class and will be equally and ratably entitled to the benefits of the Transfer and Servicing Agreement, this Indenture and the related Indenture Supplement without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except with respect to any Series or Class, as provided in the related Indenture Supplement.

            (b) In connection with each Additional Issuance, the outstanding principal amounts of each Class of Notes in which additional Notes have been issued and the related Series Enhancement will be increased proportionately. The additional Series Enhancement provided in connection with an Additional Issuance may take the form of an additional letter of credit, the establishment of a cash collateral account, the purchase of interest rate caps or swaps and/or another form of Series Enhancement, provided that the form and amount of additional Series Enhancement will not cause a reduction or withdrawal by any Rating Agency of its rating of any outstanding Series or Class of Notes.

            (c) Following an Additional Issuance of a Series and Class, the respective portions of the Series Enhancement that are for the benefit of the Noteholders of that Series and Class will remain the same, as a percentage of the total Series Enhancement, as the respective proportions in effect on the Closing Date for that Series. If applicable, the amount to be deposited into the designated Series Account also will be increased proportionately to reflect the aggregate principal amount of the additional Notes.

            (d) Except as set forth in the related Indenture Supplement, the obligation of the Owner Trustee to execute, on behalf of the Issuer, additional Notes of any outstanding Series or Class and of the Indenture Trustee to authenticate such Notes is subject to satisfaction of the following conditions:

                  (i) on or before the fifth day immediately preceding the issuance date the Transferor shall have given the Owner Trustee, the Indenture Trustee, the Servicer and the related Series Enhancer, if any, written notice (unless such notice requirement is otherwise waived) of such issuance and the issuance date;

                  (ii) the Transferor shall have delivered to the Indenture Trustee any additional Enhancement Agreement relating to the Additional Issuance executed by the Transferor and the applicable Series Enhancer;

                  (iii) the Rating Agency Condition shall have been satisfied with respect to such issuance;

                  (iv) such issuance will not have a material adverse effect on the interests of the Holders of any outstanding Series or Class of Notes and the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate, dated the issuance date, to the effect that the Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, have at the date of issuance or any future date a material adverse effect on the interests of the Holders of any outstanding Series or Class of Notes;

                  (v) the Transferor shall have delivered to the Indenture Trustee a Tax Opinion, dated the issuance date, with respect to such Additional Issuance;

                  (vi) the aggregate amount of Principal Receivables theretofore conveyed to the Trust shall be greater than the Required Minimum Principal Balance and the Transferor Interest shall be greater than the Required Transferor Interest, each as of the issuance date and after giving effect to such issuance; and

                  (vii) as of the issuance date, all amounts due to the Holders of Notes of that Series shall have been paid and there shall be no unreimbursed Investor Charge-Offs allocable to such Series.

            (e) Upon satisfaction of the above conditions, pursuant to Section 2.03, the Owner Trustee, on behalf of the Issuer, shall execute and the Indenture Trustee shall authenticate and deliver the additional Notes of such Series as provided in this Indenture and the applicable Indenture Supplement.

            (f) The Issuer may direct the Indenture Trustee in writing to deposit the net proceeds from any Additional Issuance in the Excess Funding Account. The Issuer may also specify that on any Transfer Date the proceeds from the sale of any Additional Issuance may be withdrawn from the Excess Funding Account and treated as Shared Principal Collections.

There are no restrictions on the timing or amount of any Additional Issuance, provided that the conditions described above are met. As of the date of any Additional Issuance, the Invested Amount will be increased to reflect the initial principal balance of the additional Notes of each Class.

            Section 2.14. Book-Entry Notes.

            Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.

            The Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to the Indenture Trustee or, pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions held by the Indenture Trustee's agent as custodian for the Clearing Agency or Foreign Clearing Agency.


            Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.16, no Beneficial Owner shall be entitled to receive a Definitive Note representing such Beneficial Owner's interest in such Note. Unless and until Definitive Notes have been issued to the Beneficial Owners pursuant to Section 2.16:

            (a) the provisions of this Section 2.14 shall be in full force and effect with respect to each such Series;

            (b) the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Beneficial Owners;

            (c) to the extent that the provisions of this Section 2.14 conflict with any other provisions of this Indenture, the provisions of this Section 2.14 shall control with respect to each such Series;

            (d) the rights of Beneficial Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.16, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

            (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes representing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

            Section 2.15. Notices to Clearing Agency or Foreign Clearing Agency.

            Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 2.16, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Beneficial Owners.

            Section 2.16. Definitive Notes.

            If (i) (a) the Transferor advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency or Foreign Clearing Agency with respect to the Book-Entry Notes of a given Series and (b) the Indenture Trustee or the Transferor is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Transferor, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Series or (iii) after the occurrence of a Servicer Default, Beneficial Owners of Notes evidencing more than 50% of the Outstanding Amount (or such other percentage as specified in the related Indenture Supplement) of such Series advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Beneficial Owners of such Series, the Clearing Agency or Foreign Clearing Agency, as the case may be, shall notify all Beneficial Owners of such Series of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners of such Series requesting the same. Upon surrender to the Indenture Trustee of the Notes of such Series, accompanied by registration instructions from the applicable Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes of such Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture

Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

            Section 2.17. Global Note.

            If specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the "Global Note") in bearer form, without Coupons, in the denomination of the Initial Invested Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.17 shall apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture shall be issued in accordance with the requirements of Code section 163(f)(2).

            Section 2.18. Meetings of Noteholders.

            To the extent provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer or the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer or the Indenture Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Indenture with respect to such Series or in the Notes of such Series, subject to Article X.

            Section 2.19. Uncertificated Classes.

            Notwithstanding anything to the contrary contained in this Article II or in Article XI, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes, provided, however, that, except as otherwise specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in "registered form" within the meaning of Code section 163(f)(1).

                               [END OF ARTICLE II]

                                   ARTICLE III

                     REPRESENTATIONS AND COVENANTS OF ISSUER

            Section 3.01. Payment of Principal and Interest.

            (a) The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

            (b) The Noteholders of a Series as of the close of business on the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable and principal payable on such Payment Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

            Section 3.02. Maintenance of Office or Agency.

            The Issuer will maintain an office or agency within the Borough of Manhattan, The City of New York and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee at its Corporate Trust Office to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

            Section 3.03. Money for Note Payments to Be Held in Trust.

            As specified in Section 8.03(a) and (b) herein and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account and the Excess Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account or the Excess Funding Account shall be paid over to or at the direction of the Issuer except as provided in this Section 3.03 and in the related Indenture Supplement.

            On or before each Payment Date, the Issuer shall deposit or cause to be deposited in the Collection Account of each outstanding Series an aggregate sum sufficient to pay the amounts then becoming due under the Notes of such outstanding Series, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure so to act.

            Whenever the Issuer shall have a Paying Agent in addition to the Indenture Trustee, it will, on or before the Transfer Date, direct the Indenture Trustee in writing to deposit with such Paying Agent on or before such Payment Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by the Paying Agent in an Eligible Investment in accordance with the terms of the related Indenture Supplement. For all investments made by a Paying Agent under this Section 3.03, such Paying Agent shall be entitled to all of the rights and obligations of the Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

            The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

            Section 3.04. Existence.

            The Issuer will keep in full effect its existence, rights and franchises as a common law trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other related instrument or agreement.

            Section 3.05. Protection of Trust.

            The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

            (a) grant more effectively all or any portion of the Collateral as security for the Notes;

            (b) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

            (c) perfect, publish notice of, or protect the validity of any Grant made or to be made under this Indenture;

            (d) enforce any of the Collateral; or

            (e) preserve and defend title to the Collateral securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all persons and parties.

            The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.05.

            The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Receivables securing the Notes.

            Section 3.06. Opinions as to Collateral.

            (a) On the Series Issuance Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

            (b) On or before June 30 in each calendar year, beginning in 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until June 30 in the following calendar year.

            Section 3.07. Performance of Obligations; Servicing of Receivables.

            (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

            (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

            (c) Subject to Sections 10.01 and 10.02 hereof, the Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Holders of Notes representing 66-2/3% of the Outstanding Amount of each adversely affected Series.

            (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall cause the Indenture Trustee to promptly notify the Rating Agencies thereof, and shall cause the Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

            (e) On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 7.01 of the Transfer and Servicing Agreement, the Servicer shall continue to perform all servicing functions under this Indenture until the date specified in the Servicer Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after the giving of a Servicer Termination Notice to the Servicer, the Indenture Trustee shall appoint a Successor Servicer at the written direction of Holders of Notes representing more than 50% of the Outstanding Amount, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection 3.01(b) and Section 5.07 of the Transfer and Servicing Agreement. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable or unwilling so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Indenture and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Indenture to the Servicer shall be deemed to refer to the Successor Servicer. In connection with any Servicer Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 7.02 of the Transfer and Servicing Agreement. Notwithstanding anything to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee, for any differential in the amount of the Servicing Fee paid pursuant to the Transfer and Servicing Agreement or for payment of any amount necessary to induce a Person to act as Successor Servicer hereunder.

            (f) Subject to Sections 10.01 and 10.02 hereof, without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and the Holders of Notes representing more than 50% of the Outstanding Amount of each Series, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Transferor under the Transfer and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or
(B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

            Section 3.08. Negative Covenants.

            So long as any Notes are Outstanding, the Issuer will not:

            (a) sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by the Indenture Trustee, except as expressly permitted by this Indenture and any Indenture Supplement, the Receivables Purchase Agreement, the Trust Agreement or the Transfer and Servicing Agreement;

            (b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable federal, state, local or foreign law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

            (c) incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than incurred under the Notes and this Indenture;

            (d) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral; or

            (e) voluntarily dissolve or liquidate in whole or in part.

            Section 3.09. Statements as to Compliance.

            The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year and of performance under this Indenture has been made under such Authorized Officer's supervisions, and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

            Section 3.10. Issuer May Consolidate, Etc., Only on Certain Terms.

            (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (1)      the Person (if other than the Issuer) formed
by or surviving such consolidation or merger (the "Surviving Person") (i) is organized and existing under the laws of the United States of America or any state or the District of Columbia, (ii) is not subject to regulation as an "investment company" under the Investment Company Act, (iii) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed and (iv) expressly agrees by means of such supplemental indenture to make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (2)      immediately after giving effect to such
transaction, no Event of Default or Pay Out Event shall have occurred and be continuing;

                           (3)      the Issuer shall have delivered to the
Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such supplemental indenture comply with this Section 3.10, (ii) all conditions precedent in this Section
3.10 relating to such transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Surviving Person;

                           (4)      the Rating Agency Condition shall have been
satisfied with respect to such transaction;

                           (5)      the Issuer shall have received a Tax Opinion
and an Opinion of Counsel dated the date of such consolidation or merger (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal income tax consequence to any Noteholder; and

                           (6)      any action that is necessary to maintain the
lien and security interest created by this Indenture shall have been taken.

            (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

                           (1)      the Person that acquires by conveyance or
transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (the "Acquiring Person") (A) is a United States citizen or a Person organized and existing under the laws of the United States of America or any state, or the District of Columbia, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the obligation to make due and punctual payments of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes,
(E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes and (F) is not subject to regulation as an "investment company" under the Investment Company Act.;

                           (2)      immediately after giving effect to such
transaction, no Event of Default or Pay Out Event shall have occurred and be continuing;

                           (3)      the Rating Agency Condition shall have been
satisfied with respect to such transaction;

                           (4)      the Issuer shall have received a Tax Opinion
and an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal income tax consequence to any Noteholder;

                           (5)      any action that is necessary to maintain the
lien and security interest created by this Indenture shall have been taken; and

                           (6)      the Issuer shall have delivered to the
Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such conveyance or transfer and such supplemental indenture comply with this Section 3.10, (ii) all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person.

            Section 3.11. Successor Substituted.

            Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.10 hereof, the Surviving Person or the Acquiring Person, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 3.11 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

            Section 3.12. No Other Business.

            The Issuer shall not engage in any business other than (i) purchasing, owning and managing the Trust Estate and the proceeds thereof in the manner contemplated by this Indenture and the other Transaction Documents, (ii) issuing and making payments in respect of the Notes and (iii) all activities related thereto.

            Section 3.13. [Reserved].

            Section 3.14. Servicer's Obligations.

            The Issuer shall cause the Servicer to comply with all of its obligations under the Transaction Documents.

            Section 3.15. Investments.

            Except as contemplated by this Indenture or the Transfer and Servicing Agreement, the Issuer shall not own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

            Section 3.16. Capital Expenditures.

            The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

            Section 3.17. Removal of Administrator.

            So long as any Notes are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

            Section 3.18. Restricted Payments.

            The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Transfer and Servicing Agreement or the Trust Agreement and
(y) payments to the Indenture Trustee pursuant to Section 6.07 hereof. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Transaction Documents.

            Section 3.19. Notice of Events of Default.

            The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement and each default on the part of a Seller of its obligations under the Receivables Purchase Agreement, as applicable.

            Section 3.20. Further Instruments and Acts.

            Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

            Section 4.01. Satisfaction and Discharge of this Indenture.

            This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.07, 3.08, 3.11, 3.12 and 12.16, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07, and the obligations of the Indenture Trustee under
Section 4.02, and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

                  (i)      either

                           (A)      all Notes theretofore authenticated and
delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.06, and (2) Notes for whose full payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                           (B)      all Notes not theretofore delivered to the
Indenture Trustee for cancellation:

                                    (1)      have become due and payable;

                                    (2)      will become due and payable at the
Series Termination Date for such Class or Series of Notes; or

                                    (3)      are to be called for redemption
within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

                                    (4)      and the Issuer, in the case of (1),
(2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Series Termination Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

                  (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Section 4.02. Application of Trust Money.

            All monies deposited with the Indenture Trustee pursuant to Section
4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

                               [END OF ARTICLE IV]

                                    ARTICLE V

                      PAY OUT EVENTS, DEFAULTS AND REMEDIES

        Section 5.01. Pay Out Events.

        If any one of the following events (each, a "Trust Pay Out Event") shall occur:

        (a) the occurrence of a Servicer Default which would have a material adverse effect on the noteholders;

        (b) the occurrence of an Insolvency Event relating to a Transferor, a Seller or the Servicer;

        (c) a Transfer Restriction Event shall occur;

        (d) the Trust shall become subject to regulation by the Commission as an "investment company" within the meaning of the Investment Company Act;

        (e) the failure by the Transferor to transfer Receivables in Additional Accounts to the Trust within five (5) Business days after the date required by the Transfer and Servicing Agreement.

then a Pay Out Event with respect to all Series of Notes shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

        Upon the occurrence of a Pay Out Event, an Amortization Period or, if specified in the related Indenture Supplement, an Accumulation Period, shall commence and payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

        Section 5.02. Events of Default.

        "Event of Default," wherever used herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) default in the payment of the principal of any Note of that Series, if and to the extent not previously paid, when the same becomes due and payable on its Series Termination Date; or

        (b) default in the payment of any interest on any Note of that Series when the same becomes due and payable, and such default shall continue for a period of thirty-five (35) days; or

        (c) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

        (d) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or the admission in writing by the Issuer of its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

        (e) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture made in respect of the Notes of such Series (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.02 specifically dealt with) (all of such covenants and agreements in the Indenture which are not expressly stated to be for the benefit of a particular Series being deemed to be in respect of the Notes of all Series for this purpose) and such default shall continue or not be cured for a period of sixty (60) days after there shall have been given, by registered or certified mail, return receipt requested to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the Outstanding Amount of all Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a result of such default, the interests of the Holders of the Notes are materially and adversely affected and continue to be materially and adversely affected during the 60-day period; or

        (f) any additional events specified in the Indenture Supplement related to such Series.

        The Issuer shall deliver to the Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

        Section 5.03. Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default described in paragraph (a), (b) or (e) of Section
5.02 should occur and be continuing with respect to a Series, then and in every such case the Indenture Trustee or the Holders of Notes representing more than 50% of the Outstanding Amount of such Series may declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        If an Event of Default described in paragraph (c) or (d) of Section 5.02 should occur and be continuing, then the unpaid principal of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall automatically become due and payable.

        At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing more than 50% of the Outstanding Amount of such Series, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

        Section 5.04. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

        (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on the Series Termination Date, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, at the applicable Note Interest Rate borne by the Notes of such Series, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

        (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

        (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.05, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

        (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.04, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders of such Series allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

        and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

        (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

        (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

        (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

        Section 5.05. Remedies; Priorities.

        (a) If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.03, the Indenture Trustee may do one or more of the following (subject to Sections 5.06 and 12.16):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

               (ii) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series;

               (iii) (A) at its own election, institute Proceedings from time to time for the complete or partial foreclosure of the portion of the Collateral which secures such Series of Notes by causing the Trust to issue a Foreclosure Certificate to the Holders of such Notes, (B) at its own election, institute Proceedings from time to time for the complete or partial foreclosure of the portion of the Collateral which secures such Series of Notes by causing the Trust to issue a Foreclosure Certificate to a third party selected by the Indenture Trustee, but only if the Indenture Trustee determines that the proceeds of the issuance of the Foreclosure Certificate to such third party will be sufficient to pay principal of and interest on such Notes in full, and (C) at the written direction of the Holders of Notes representing more than 50% of the Outstanding Amount of the affected Series, institute Proceedings from time to time for the complete or partial foreclosure of the portion of the Collateral which secures such Series of Notes by causing the Trust to issue a Foreclosure Certificate to the Holders of such Notes or to one or more third parties selected by the Holders of Notes representing more than 50% of the Outstanding Amount of the affected Series (each, a "Foreclosure Remedy"); provided, however, that the Indenture Trustee may not exercise the remedy described in subparagraph
(iii) above unless (A) (1) the Holders of Notes representing 100% of the Outstanding Amount of the affected Series consent thereto or (2) the Indenture Trustee determines that any proceeds of such exercise distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and (B) the Indenture Trustee has obtained an Opinion of Counsel to the effect that the exercise of such remedy (1) will not cause the Trust or any portion thereof to be deemed to be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (2) complies with applicable federal and state securities laws. In determining such sufficiency or insufficiency with respect to clause (A)(1) and (2), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

               When a Foreclosure Certificate is issued with respect to Notes that have been accelerated, those Notes shall be deemed to have been paid in full by the Trust and the Holders of such Notes shall thereupon cease to have any claim against the Trust with respect to such Notes.

               The remedies provided in this Section 5.05(a) are the exclusive remedies provided to the Noteholders with respect to the Collateral and each of the Noteholders (by their acceptance of their respective interests in the Notes) or the Indenture Trustee hereby expressly waive any other remedy that might have been available under the applicable UCC.

        (b) If the Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the maturities of the Notes of the affected Series pursuant to Section 5.03 (so long a such declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

                FIRST:  to the Indenture Trustee for amounts due pursuant to
                        Section 6.07; and

                SECOND: to the Servicer for distribution in accordance with
                        Article IV of the related Indenture Supplement.

        (c) The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section 5.05. At least fifteen (15) days before such record date, the Indenture Trustee shall mail or send by facsimile to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

        Section 5.06. Optional Preservation of the Collateral.

        If the Notes of any Series have been declared to be due and payable under Section 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders pursuant to Section 5.12, the Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

        Section 5.07. Limitation on Suits.

        No Noteholder shall have any right to institute any proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

        (a) the Holders of Notes representing not less than 25% of the Outstanding Amount of any affected Series have made written request to the Indenture Trustee to institute such proceeding in its own name as indenture trustee;

        (b) such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

        (c) such Noteholder or Noteholders has offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

        (d) the Indenture Trustee for sixty (60) days after its receipt of such request and offer of indemnity has failed to institute any such Proceeding; and

        (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the Outstanding Amount of such Series;

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders of such affected Series, each representing no more than 50% of the Outstanding Amount of such Series, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

        Section 5.08. Unconditional Rights of Noteholders to Receive Principal and Interest.

        Notwithstanding any other provision in this Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

        Section 5.09. Restoration of Rights and Remedies.

        If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

        Section 5.10. Rights and Remedies Cumulative.

        No right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

        Section 5.11. Delay or Omission Not Waiver.

        No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

        Section 5.12. Rights of Noteholders to Direct Indenture Trustee.

        The Holders of Notes representing more than 50% of the Outstanding Amount of any affected Series (or the Holders of Notes representing at least 66-2/3% of the Outstanding Amount of any affected Series if an Event of Default has occurred and is continuing) shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, however, that subject to Section 6.01:

        (a)Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

        (b)the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee in good faith shall, by a Responsible Officer of the Indenture Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

        Section 5.13. Waiver of Past Defaults.

        Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in Section 5.03, Holders of Notes representing more than 50% of the Outstanding Amount of the Notes of such Series may, on behalf of all such Noteholders, waive in writing any past default with respect to such Notes and its consequences, except a default:

        (a)in the payment of the principal or interest in respect of any Note of such Series, or

        (b)in respect of a covenant or provision hereof that under Section 10.02 hereof cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected.

        Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 5.14. Undertaking for Costs.

        All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.08 hereof), holding Notes representing more than 10% of the Outstanding Amount of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Payment Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

        Section 5.15. Waiver of Stay or Extension Laws.

        The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 5.16. Action on Notes.

        The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

        Section 6.01. Duties of the Indenture Trustee.

        (a) If an Event of Default has occurred and is continuing and a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall, prior to the receipt of directions, if any, from the Holders of Notes representing not less than 66-2/3% of the Outstanding Amount of the affected Series, exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (b) Except during the continuance of an Event of Default:

           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

           (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement. The Indenture Trustee shall give prompt written notice to the Noteholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture or any Indenture Supplement discovered by the Indenture Trustee which would entitle the Holders of Notes representing more than 50% of the Outstanding Amount to take any action pursuant to this Indenture or any Indenture Supplement.

        (c) In case a Pay Out Event has occurred and is continuing and a Responsible Officer of the Indenture Trustee shall have actual knowledge or written notice of such Pay Out Event, the Indenture Trustee shall, prior to the receipt of directions, if any, from the Holders of Notes representing more than 50% of the Outstanding Amount of the affected Series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

        (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this subsection (d) shall not be construed to limit the effect of subsection (a) of this Section 6.01;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be conclusively proved in a court of competent jurisdiction that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and/or the direction of the Holders of Notes representing more than 50% of the Outstanding Amount of each Series relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee, under this Indenture. The Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Servicer, the Transferor or the Trust in compliance with the terms of this Indenture or any Indenture Supplement.

        (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to subsections (a), (b), (c) and (d) of this
Section 6.01.

        (g) Except as expressly provided in this Indenture, the Indenture Trustee shall have no power to vary the Collateral, including, without limitation, by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Trust under the Transfer and Servicing Agreement,
(ii) adding any other investment, obligation or security to the Trust or (iii) withdrawing from the Trust any Receivable (except as otherwise provided in the Transfer and Servicing Agreement).

        (h) The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments.

        (i) The Indenture Trustee shall notify each Rating Agency (i) of any change in any rating of the Notes by any other Rating Agency of which the Indenture Trustee has actual knowledge, (ii) immediately of the occurrence of any Event of Default or Pay Out Event of which the Indenture Trustee has actual knowledge and any potential Event of Default or Pay Out Event of which the Indenture Trustee has actual knowledge or has received written notice from the Servicer and (iii) monthly that no Events of Default have occurred and are continuing.

        (j) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Pay Out Event or Servicer Default unless a Responsible Officer of the Indenture Trustee assigned to and working in the Corporate Trust Office of the Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining the




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Indenture Trustee's responsibility and liability hereunder, any reference to an
Event of Default, Pay Out Event or Servicer Default shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this subsection 6.01(j).

        Section 6.02. Notice of Pay Out Event or Event of Default.

        Upon the occurrence of any Pay Out Event or Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice thereof, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Pay Out Event or Event of Default hereunder known to the Indenture Trustee within thirty (30) days after it occurs or within ten (10) Business Days after it receives such notice or obtains actual notice, if later.

        Section 6.03. Rights of Indenture Trustee.

        Except as otherwise provided in Section 6.01 hereof:

        (a)The Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b)Whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate of the Issuer. The Issuer shall provide a copy of such Officer's Certificate to the Noteholders at or prior to the time the Indenture Trustee receives such Officer's Certificate;

        (c)As a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it here under in-good faith and in reliance thereon;

        (d)The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (e)The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture




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
Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

        (f)The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

        (g)The Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture; and

        (h)In the event that the Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent and Transfer Agent and Registrar.

        Section 6.04. Not Responsible for Recitals or Issuance of Notes.

        The recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of the Agreement, the Notes, or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

        Section 6.05. May Hold Notes.

        The Indenture Trustee, any Paying Agent, Transfer Agent and Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent.

        Section 6.06. Money Held in Trust.

        Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

        Section 6.07. Compensation, Reimbursement and Indemnification.

        The Servicer shall pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under this Agreement (which compensation shall not be limited by any law on compensation of a trustee of an express trust). The Servicer shall reimburse the



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
Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. Pursuant to the Transfer and Servicing Agreement, the Issuer shall direct the Servicer to indemnify and the Servicer shall indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability or expense (including the fees and expenses of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. The Servicer shall defend any claim against the Indenture Trustee, the Indenture Trustee may have separate counsel and, if it does, the Servicer shall pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Servicer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in subsection 5.02(c) or (d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

        Notwithstanding anything herein to the contrary, the Indenture Trustee's right to enforce any of the Servicer's payment obligations pursuant to this
Section 6.07 shall be subject to the provisions of Section 12.16.

        Section 6.08. Replacement of Indenture Trustee.

        No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by giving thirty (30) days written notice to the Issuer. The Holders of Notes representing more than 50% of the Outstanding Amount of all Series may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Administrator shall remove the Indenture Trustee if:

           (i) the Indenture Trustee fails to comply with Section 6.11;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer takes charge of the Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

               (iv) the Indenture Trustee otherwise becomes legally unable to act.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator shall promptly appoint a successor Indenture Trustee and notify the Rating Agencies thereof.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Administrator and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within sixty (30) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of Notes representing more than 50% of the Outstanding Amount of all Series may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.08, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

        Section 6.09. Successor Indenture Trustee by Merger.

        If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

        In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

        Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

        (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

        (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of,

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affecting the liability of, or affording protection to, the Indenture Trustee.
Every such instrument shall be filed with the Indenture Trustee.

        (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 6.11. Eligibility; Disqualification.

        The Indenture Trustee shall at all times satisfy the requirements of TIA
Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated in one of the four highest rating categories by each Rating Agency. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

        Section 6.12. Preferential Collection of Claims Against.

        The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

        Section 6.13. Tax Returns.

        In the event the Trust shall be required to file tax returns, the Issuer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee for signature at least five (5) days before such tax returns are due to be filed. The Issuer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Owner Trustee at least five (5) days prior to the date it is required by law to be distributed to Noteholders. The Owner Trustee, upon request, will furnish the Issuer with all such information known to the Owner Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Owner Trustee be liable for any liabilities, costs or expenses of the Trust or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

        Section 6.14. Representations and Covenants of the Indenture Trustee.

        The Indenture Trustee represents, warrants and covenants that:

               (i) the Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of New York;

               (ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

               (iii) Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

        Section 6.15. Custody of the Collateral.

        The Indenture Trustee shall hold such of the Trust Estate as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Trust Estate as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account,
(c) all property credited to such securities account shall be treated as financial assets, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this Section 6.15, the Indenture Trustee shall not hold any part of the Trust Estate through an agent or a nominee.

                               [END OF ARTICLE VI]




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                                   ARTICLE VII

          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

        Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

        The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) upon each transfer of a Note, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, and (b) at such other times, as the Indenture Trustee may request in writing, within ten (10) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Transfer Agent and Registrar, no such list shall be required to be furnished.

        Section 7.02. Preservation of Information; Communications to
Noteholders.

        (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

        (b) Noteholders may communicate, pursuant to TIA Section 312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes. Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Indenture Trustee, the Transfer Agent and Registrar and the Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

        (c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA Section 312(c).

        Section 7.03. Reports by Issuer.

        (a)    The Issuer shall:

               (i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this subsection 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

        (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on June 30 of each year.

        Section 7.04. Reports by Indenture Trustee.

        If required by TIA Section 313(a), within sixty (60) days after each June 30 beginning with June 30, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

        A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee in writing if and when the Notes are listed on any stock exchange.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                    ALLOCATION AND APPLICATION OF COLLECTIONS

        Section 8.01. Collection of Money.

        Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the written request of the Holders of Notes representing not less than 66-2/3% of the Outstanding Amount of the affected Series shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Pay Out Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

        Section 8.02. Rights of Noteholders.

        The Collateral shall secure the obligation of the Trust to pay to the Holders of the Notes of each Series principal and interest and other amounts payable pursuant to this Indenture and the related Indenture Supplement. Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not have rights to payment from any Series Account or Series Enhancement allocated for the benefit of any other Series or Class.

        Section 8.03. Establishment of Collection Account and Excess Funding Account.

        (a) The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, a Qualified Account (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "Collection Account"). The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Noteholders.

        The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by

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the Indenture Trustee, the Trust, any Noteholder or any Series Enhancer. If, at
any time, the Collection Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted to the Servicer in subsection 3.01(b) of the Transfer and Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee, to make withdrawals and payments from the Collection Account and to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder and under the Transfer and Servicing Agreement, as applicable. The Servicer shall reduce deposits into the Collection Account payable by the Transferor on any Deposit Date to the extent the Transferor is entitled to receive funds from the Collection Account on such Deposit Date, but only to the extent such reduction would not reduce the Transferor Interest to an amount less than the Required Transferor Interest.

        Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Section 2.06, 6.01, or 7.01 of the Transfer and Servicing Agreement or Section 11.02 of this Indenture) shall at the written direction of the Servicer be invested by the Indenture Trustee or its nominee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to 6.15. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the opening of business on each monthly Payment Date following such Monthly Period in amounts sufficient to the extent of such funds to make the required distributions on the following Payment Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds deposited in the Collection Account on a Transfer Date with respect to the immediately succeeding Payment Date are not required to be invested overnight. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account which have been added to the Collection Account in the related Monthly Period shall be treated as Collections of Finance Charge and Administrative Receivables with respect to the last day of such Monthly Period, except as otherwise specified in any Indenture Supplement. The Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 8.03 nor for the selection of Eligible Investments in accordance with the provisions of this Indenture and any Indenture Supplement.

        (b) The Servicer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (the "Excess Funding Account").

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The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Excess Funding Account and in all proceeds, dividends distributions, earnings, income and revenue thereof for the benefit of the Noteholders. The Excess Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Excess Funding Account for any amount owed to it by the Indenture Trustee, the Trust, any Noteholder or any Series Enhancer. If, at any time, the Excess Funding Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Excess Funding Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Excess Funding Account and from the date such new Excess Funding
Account is established, it shall be the "Excess Funding Account."

        Funds on deposit in the Excess Funding Account shall at the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee or its nominee (including any securities intermediary) for the benefit of the Noteholders pursuant to Section 6.15. Funds on deposit in the Excess Funding Account will be invested in Eligible Investments that will mature so that such funds will be available no later than the opening of business on the next succeeding Payment Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds deposited in the Excess Funding Account on a Transfer Date with respect to the immediately succeeding Payment Date are not required to be invested overnight. On each Payment Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account which have been added to the Excess Funding Account in the related Monthly Period shall be treated as Collections of Finance Charge and Administrative Receivables with respect to the last day of such Monthly Period except as otherwise specified in the related Indenture Supplement. On each Business Day on which funds are on deposit in the Excess Funding Account, the Servicer shall determine the amount (if any) by which the Transferor Interest exceeds the Required Transferor Interest on such date and shall instruct the Indenture Trustee in writing to withdraw any such excess from the Excess Funding Account and pay such amount to the holders of Trust Beneficial Interests or Certificates; and provided, that if an Amortization Period has commenced and is continuing with respect to any outstanding Series, the affected Series' Investor Percentage (as defined in the related Indenture Supplement) of funds on deposit in the Excess Funding Account shall be treated as Investor Principal Collections (as defined in the related Indenture Supplement) and shall be allocated and distributed in accordance with the related Indenture Supplement; and provided, further, that if an Accumulation Period has commenced and is continuing with respect to one or more outstanding Series, any funds on deposit in the Excess Funding Account, to the extent not applied in accordance with the immediately preceding proviso, shall be treated as Shared Principal Collections and shall be allocated in accordance with Section 8.05 and the terms of each Indenture Supplement.

        Section 8.04. Collections and Allocations.

        (a) The Servicer will apply or will instruct the Indenture Trustee in writing to apply all funds on deposit in the Collection Account as described in this Article VIII and in each Indenture Supplement. Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing. Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture or the Transfer and Servicing Agreement to the contrary, for so long as any of the following conditions are satisfied: (i) no Pay Out Event has occurred; and (ii) (A) the Servicer maintains a long or short term rating which is satisfactory to each Rating Agency, or (B) the Servicer delivers to the Indenture Trustee a letter of credit or other guaranty covering the risk that the Servicer will not deposit Collections in the Collection Account as required herein and the Rating Agency Condition shall be satisfied with respect to such arrangement, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on the Transfer Date following the Monthly Period with respect to which such deposit relates. Subject to the first proviso in Section 8.05, but notwithstanding anything else in this Indenture or the Transfer and Servicing Agreement to the contrary, with respect to any Monthly Period, whether the Servicer is required to make deposits of Collections pursuant to the first or the second preceding sentence, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Payment Date to Noteholders or to any Series Enhancer pursuant to the terms of any Indenture Supplement or Enhancement Agreement and (ii) if at any time prior to such Payment Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account and pay such amount to the Issuer to be distributed by the Issuer pursuant to the terms of the Transaction Documents. Subject to the immediately preceding sentence, the Servicer may retain its Servicing Fee with respect to a Series and shall not be required to deposit it in the Collection Account. To the extent that, in accordance with this subsection 8.04(a), the Servicer has retained amounts which would otherwise be required to be deposited into the Collection Account or any Series Account with respect to any Monthly Period, the Servicer shall be required to deposit such amounts in the Collection Account or such Series Account on or before the related Payment Date to the extent necessary to make required distributions on the related Payment Date, including any amounts which are required to be applied as Reallocated Principal Collections.

        (b) Collections of Finance Charge and Administrative Receivables, Principal Receivables and Defaulted Receivables will be allocated to each Series of Notes and to the holders of Trust Beneficial Interests or Certificates in accordance with this Article VIII and each Indenture Supplement and amounts so allocated to any Series will not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. Allocations of the foregoing amounts between the Holders of the

Notes and the holders of Trust Beneficial Interests or Certificates, among the Series and among the Classes in any Series, shall be set forth in the related Indenture Supplement or Indenture Supplements.

        Section 8.05. Shared Principal Collections.

               On each Payment Date, (1) the Servicer shall allocate Shared Principal Collections (as described below) to each Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (2) the Servicer shall withdraw from the Collection Account and pay to the holders of Trust Beneficial Interests or Certificates an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Indenture Supplements specify are to be treated as "Shared Principal Collections" for such Payment Date over (y) the aggregate amount for all outstanding Series which the related Indenture Supplements specify are "Principal Shortfalls" for such Series and for such Payment Date; provided, however, that if the Transferor Interest as of such Payment Date (determined after giving effect to the Principal Receivables transferred to the Trust on such date) is less than the Required Transferor Interest, the Servicer will not distribute to the holders of Trust Beneficial Interests or Certificates any such amounts that otherwise would be distributed to the holders of Trust Beneficial Interests or Certificates, but shall deposit such funds in the Excess Funding Account. The Transferor may, at its option, instruct the Indenture Trustee in writing to deposit Shared Principal Collections which are otherwise payable to the holders of Trust Beneficial Interests or Certificates pursuant to the provisions set forth above into the Excess Funding Account. Notwithstanding the foregoing, a Group of Series may specify in their related Indenture Supplements that Shared Principal Collections from such Series shall be allocated as provided above but only among the Series in such Group.

        Section 8.06. Additional Withdrawals from the Collection Account.

        On or before the Determination Date with respect to any Monthly Period, the Servicer shall determine the amounts payable to the Transferor or any Seller with respect to such Monthly Period under the related Receivables Purchase Agreement in respect of amounts credited to the Collection Account that were not transferred to the Trust hereunder, and the Servicer shall withdraw such amounts from the Collection Account and pay such amount to the Transferor or such Seller, as the case may be.

        Section 8.07. Allocation of Collateral to Series or Groups.

        To the extent so provided in the Indenture Supplement for any Series or in an Indenture Supplement otherwise executed pursuant to Section 10.01, Receivables conveyed to the Trust pursuant to Section 2.01 of the Transfer and Servicing Agreement and Receivables conveyed to the Trust pursuant to Section
2.09 of the Transfer and Servicing Agreement and all Collections received with respect thereto may be allocated or applied in whole or in part to one or more Series or Groups as may be provided in such Indenture Supplement; provided, however, that any such allocation or application shall be effective only upon satisfaction of the following conditions:

               (i) on or before the fifth Business Day immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency written notice of such allocation;

               (ii) the Rating Agency Condition shall have been satisfied with respect to such allocation; and

               (iii) the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Servicer reasonably believes that such allocation will not have an Adverse Effect.

        Any such Indenture Supplement may provide that (i) such allocation to one or more particular Series or Groups may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Series or Groups or to all Series, all as shall be provided in such Indenture Supplement.

        Section 8.08. Excess Finance Charge Collections.

        On each Payment Date, (a) the Servicer shall allocate Excess Finance Charge Collections (as described below) to each Excess Allocation Series, pro rata, in proportion to the Finance Charge Shortfalls (as described below), if any, with respect to each such Series and (b) the Servicer shall withdraw from the Collection Account and pay to the holders of Trust Beneficial Interests or Certificates an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Finance Charge and Administrative Receivables which the related Supplements specify are to be treated as "Excess Finance Charge Collections" for such Payment Date over (y) the aggregate amount for all outstanding Series which the related Supplements specify are "Finance Charge Shortfalls" for such Series and such Payment Date; provided, however, that the sharing of Excess Finance Charge Collections among Series will continue only until such time, if any, at which the Transferor shall deliver to the Indenture Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Transferor, the continued sharing of Excess Finance Charge Collections among Series would have adverse regulatory implications with respect to the Transferor. Notwithstanding the foregoing, a Group of Series may specify in their related Indenture Supplements that Excess Finance Charge Collections from such Series shall be allocated as provided above but only among the Series in such Group.

        Section 8.09. Release of Collateral; Eligible Loan Documents.

        (a) The Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        (b) In order to facilitate the servicing of the Receivables by the Servicer, the Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on written request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreement.

        (c) The Indenture Trustee shall, at such time as there are no Notes outstanding and all amounts payable to any Series Enhancers have been paid to the extent set forth in an Indenture Supplement, release and transfer, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.02). The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.09(c) only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Section 314(c) and 314(d)(1) meeting the applicable requirements of Section 12.01.

        (d) Notwithstanding anything to the contrary in this Indenture, the Transfer and Servicing Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Indenture, the Indenture Trustee shall remit to the Transferor for its own account any funds that, upon such release, would otherwise be remitted to the Issuer.

        Section 8.10. Opinion of Counsel.

        The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to subsection 8.09(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. The Indenture Trustee and counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                              [END OF ARTICLE VIII]



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
                                   ARTICLE IX

                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

        Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

                               [END OF ARTICLE IX]

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                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

        Section 10.01. Supplemental Indentures Without Consent of Noteholders.

        (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies with respect to the Notes of all Series, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or enhance the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with Section 3.11 hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI;

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

               (viii) to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.12 hereof; or

               (ix) to provide for the termination of any interest rate swap agreement or other form of credit enhancement in accordance with the provisions of the related Indenture Supplement.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

        (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however that (i) the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that all requirements for such amendments contained in the Agreement have been met and the Transferor reasonably believes that such action will not have an Adverse Effect and (ii) a Tax Opinion shall have been delivered to each Rating Agency. Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of any Noteholders of any Series then Outstanding or the Series Enhancers for any Series, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection 10.01(b),
(ii) the Rating Agency Condition will have been satisfied and (iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder.

        Section 10.02. Supplemental Indentures with Consent of Noteholders.

        The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, upon satisfaction of the Rating Agency Condition and with the consent of the Holders of Notes representing more than 50%of the Outstanding Amount of each adversely affected Series, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

        (a) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

        (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

        (c) reduce the percentage of the Outstanding Amount of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

        (d) reduce the percentage of the Outstanding Amount of any Series, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

        (e) decrease the percentage of the Outstanding Amount required to amend the sections of this Indenture which specify the applicable percentage of the Outstanding Amount of the Notes of any Series necessary to amend the Indenture or any Transaction Documents which require such consent;

        (f) modify or alter the provisions of this Indenture prohibiting the voting of Notes held by the Trust, any other Obligor on the Notes, a Seller or any affiliate thereof; or

        (g) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

        It shall not be necessary for any Act of Noteholders under this Section
10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such Supplement Indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        Section 10.03. Execution of Supplemental Indentures.

        In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

        Section 10.04. Effect of Supplemental Indenture.

        Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        Section 10.05. Conformity With Trust Indenture Act.

        Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

        Section 10.06. Reference in Notes to Supplemental Indentures.

        Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the outstanding Notes.

                               [END OF ARTICLE X]

                                   ARTICLE XI

                                   TERMINATION

        Section 11.01. Termination of Trust.

        The Trust and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in subsection 11.02(b), as provided in the Trust Agreement.



        Section 11.02. Final Distribution.

        (a) The Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the Payment Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.06, 6.01 or 7.01 of the Transfer and Servicing Agreement, notice of such Payment Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Payment Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 of the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

        (b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

        Section 11.03. Issuer's Termination Rights.

        Upon the termination of the Trust pursuant to the terms of the Trust Agreement, the Indenture Trustee shall assign and convey to the holders of Trust Beneficial Interests or Certificates or any of their designees, without recourse, representation or warranty, all right, title and interest of the Trust in the

Receivables, whether then existing or thereafter created, all Interchange and Recoveries related thereto all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to subsection 11.02(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the holders of Trust Beneficial Interests or Certificates to vest in the holders of Trust Beneficial Interests or Certificates or any of their designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

        Section 11.04. [Reserved].

                              [END OF ARTICLE XI]

                                   ARTICLE XII

                                  MISCELLANEOUS

        Section 12.01. Compliance Certificates and Opinions etc.

        (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.01, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

        (b) (i) Prior to the deposit of any Collateral or other property or investment property with the Indenture Trustee that is to be made the basis for the release of any property or investment property subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in subsection 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or investment property to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters, if the fair value to the Issuer of the investment property to be so deposited and of all other such investment property made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any investment property so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

               (iii) Other than with respect to the release of any Receivables in Removed Accounts, whenever any property or investment property is to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

               (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or investment property and of all other property, other than Receivables in Removed Accounts, or investment property released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or investment property if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

               (iv) Notwithstanding Section 2.11 or any other provision of this
Section 12.01, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

        Section 12.02. Form of Documents Delivered to Indenture Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of a Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, a Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, a Seller, the Issuer or the Administrator, unless such Authorized Officer or Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

        Section 12.03. Acts of Noteholders.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by their agents duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

        (c) The ownership of Notes shall be proved by the Note Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        Section 12.04. Notices, Etc. to Indenture Trustee and Issuer.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

        (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer of the Indenture Trustee, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

        (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Administrator at 11850 South Election Road, Draper, Utah 84020.

        Section 12.05. Notices to Noteholders; Waiver.

        Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

        Section 12.06. Alternate Payment and Notice Provisions.

        Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

        Section 12.07. Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

        The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

        Section 12.08. Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 12.09. Successors and Assigns.

        All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

        Section 12.10. Separability.

        In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        Section 12.11. Benefits of Indenture.

        Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Servicer and the Transferor, any benefit.

        Section 12.12. Legal Holidays.

        In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

        Section 12.13. GOVERNING LAW.

        THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

        Section 12.14. Counterparts.

        This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 12.15. Trust Obligation.

        No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

        Section 12.16. No Petition.

        The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.


                                        WILMINGTON TRUST COMPANY,
                                        as Owner Trustee of
                                        Advanta Business Card Master Trust,
                                              as Issuer


                                        By:  /s/ Anita Dallago
                                             ______________________________
                                        Name:    Anita Dallago
                                        Title:   Financial Services Officer



                                        BANKERS TRUST COMPANY,
                                           not in its individual capacity,
                                           but solely as Indenture Trustee


                                        By:  /s/ Peter Becker
                                             ___________________________
                                        Name:    Peter Becker
                                        Title:   Assistant Vice President


Acknowledged and Accepted:

ADVANTA BANK CORP.,
   as Servicer


By:  /s/ Mark B. Hales
     ___________________________
Name:    Mark B. Hales
Title:   President


                          [Signature Page to Indenture]

Acknowledged and Accepted:

ADVANTA BUSINESS RECEIVABLES CORP.,
   as Transferor


By:   /s/ Michael Coco
      ___________________________
Name:     Michael Coco
Title:    Vice President-Finance



                          [Signature Page to Indenture]



                                      -84-